Exhibit 10.3

ESCROW AGREEMENT

Among

GE GOVERNMENT FINANCE, INC.,
as Bondholder,

DEVELOPMENT AUTHORITY OF JEFFERSON, GEORGIA,
as Issuer,

SYX DISTRIBUTION INC.,
as Lessee,

and

MARSHALL & ILSLEY TRUST COMPANY, N.A.,
as Escrow Agent

Dated as of September 1, 2010

ESCROW AGREEMENT
THIS ESCROW AGREEMENT is made and entered into as of September 1, 2010, by and among MARSHALL & ILSLEY TRUST COMPANY, N.A., a national banking association (“Escrow Agent”), GE GOVERNMENT FINANCE, INC., a corporation duly organized and existing under the laws of the State of Delaware (“Bondholder”),the DEVELOPMENT AUTHORITY OF JEFFERSON, GEORGIA, a public body corporate and politic duly organized and validly existing under the laws of the State of Georgia (“Issuer”), and SYX DISTRIBUTION INC., a corporation duly organized and existing under the laws of the State of Delaware (“Lessee”).

In the joint and mutual exercise of their powers, and in consideration of the mutual covenants herein contained, the parties hereto recite and agree as follows:

ARTICLE 1

RECITALS

Section 1.01. Bondholder, Issuer and Lessee have entered into a Lease Agreement dated as of September 1, 2010 (the “Lease Agreement”), a duplicate original of which has been furnished to Escrow Agent. The terms capitalized in this Agreement but not defined herein shall have the meanings given to them in the Lease Agreement. Pursuant to the Lease Agreement, Bondholder and Issuer have agreed to finance for Lessee the Project Costs, and Lessee has agreed to make Lease Payments to Bondholder, as assignee of Issuer, in the manner and on the terms set forth therein. This Agreement is not intended to alter or change the rights and obligations of Bondholder, Issuer and Lessee under the Lease Agreement, but is entirely supplemental thereto.

Section 1.02. Under the Lease Agreement, upon the satisfaction of certain conditions precedent, Bondholder is required to deposit or cause to be deposited with Escrow Agent the sum of $15,000,000, to be credited to the Escrow Fund established in Article 2 hereof and used to pay the Project Costs including certain issuance costs, and, to the extent not needed for this purpose, to pay or prepay the Lease Payments coming due under the Lease Agreement, all as hereinafter provided.

Section 1.03. The Project Costs shall be paid from the amount deposited with Escrow Agent as described in Sections 1.02 and 3.04 hereof, in accordance with this Agreement.

Section 1.04. Bondholder, Issuer and Lessee agree to employ Escrow Agent to receive, hold, invest and disburse the moneys paid to Escrow Agent by Bondholder as described in Section 1.02, all as hereinafter provided; however, Escrow Agent shall not be obligated to assume or perform any obligation of Bondholder, Issuer or Lessee or any Vendor with respect thereto or under the Lease Agreement by reason of anything contained in this Agreement.

Section 1.05. Each of the parties has authority to enter into this Agreement, and has taken all actions necessary to authorize the execution of this Agreement by the officers whose signatures are affixed hereto.

ARTICLE 2

ESCROW FUND

Section 2.01. Escrow Agent shall establish a special escrow fund designated as the “GE Government Finance, Inc. Escrow Fund” (the “Escrow Fund”), shall keep such Escrow Fund separate and apart from all other funds and moneys held by it and shall administer such Escrow Fund as provided in this Agreement.

Section 2.02. All moneys paid to Escrow Agent by Bondholder pursuant to Section 1.02 of this Agreement shall be credited to the Escrow Fund. Escrow Agent shall use the moneys in the Escrow Fund to pay the Project Costs, upon receipt with respect thereto of a Payment Request Form attached hereto as Exhibit A, executed by Bondholder and Lessee, fully completed and with all supporting documents described therein attached thereto. Upon receipt of a Payment Request Form, Escrow Agent shall disburse proceeds from the Escrow Fund in such amounts and to such parties as directed therein. Lessee shall submit Payment Request Forms only for portions of the Project that are functionally complete and operationally independent.

Section 2.03. On March 1, 2012, or on such earlier date established by Lessee in a written notice to the other parties that all Project Costs have been fully paid (whether the Costs of the Project were less than estimated or because Lessee has determined not to complete the Project), Escrow Agent shall liquidate all investments held in the Escrow Fund and transfer the proceeds thereof and all other moneys held in the Escrow Fund to Bondholder, which amount shall be used to the extent thereof to prepay the Bond in part (such balance to be applied to principal, to any prepayment premium determined pursuant to the terms of the Lease Agreement on the prepaid principal, and accrued interest on the prepaid principal, all as determined by Bondholder) and such payment shall treated by the Bondholder as a Lease Payment. Upon any payment as described in the preceding sentence, Bondholder shall prepare a revised Exhibit A to the Lease Agreement to re-amortize the remaining principal balance of the Bonds(which shall be effective without the consent of Lessee or Issuer) to reflect the effect of such prepayment.

Section 2.04. Upon receipt of written notice from Bondholder or Lessee that an Event of Default has occurred under the Lease Agreement or that Lessee has determined not to complete the Project, Escrow Agent shall liquidate all investments held in the Escrow Fund and transfer the proceeds thereof and all other moneys held in the Escrow Fund to Bondholder to be applied to any prepayment premium determined pursuant to the terms of the Lease Agreement, the Lease Payments and any other amounts due under the Lease Agreement, all as determined by Bondholder.

Section 2.05. Escrow Agent shall only be responsible for the safekeeping and investment of the moneys held in the Escrow Fund, and the disbursement thereof in accordance with this Article, and shall not be responsible for the authenticity or accuracy of such certifications or documents, the application of amounts paid pursuant to such certifications by the persons or entities to which they are paid, or the sufficiency of the moneys credited to the Escrow Fund to make the payments herein required.

ARTICLE 3

MONEYS IN ESCROW FUND; INVESTMENT

Section 3.01. The moneys and investments held by Escrow Agent under this Agreement are irrevocably held in trust for the benefit of Lessee, Issuer and Bondholder, and such moneys, together with any income or interest earned thereon, shall be expended only as provided in this Agreement and in accordance with the Lease Agreement, and shall not be subject to levy or attachment or lien by or for the benefit of any creditor of Lessee, Issuer or Bondholder. Bondholder, Issuer, Lessee and Escrow Agent intend that the Escrow Fund constitute an escrow account in which Lessee has no legal or equitable right, title or interest until satisfaction in full of all conditions contained herein and in the Lease Agreement for the disbursement of funds by Escrow Agent therefrom. However, if the parties’ intention that Lessee shall have no legal or equitable right, title or interest until all conditions for disbursement are satisfied in full is not respected in any legal proceeding, the parties hereto intend that Bondholder have a security interest in the Escrow Fund, and such security interest is hereby granted to Bondholder by Lessee, to secure payment of all sums due to Bondholder, in its own capacity and assignee of Issuer, under the Lease Agreement. Escrow Agent shall hold the Escrow Fund and the securities and monies therein for the purpose of perfecting Bondholder’s security interest therein and shall dispose of the Escrow Fund only in accordance with the terms and conditions of this Escrow Agreement. Escrow Agent hereby accepts appointment as agent and agrees to establish and maintain the Escrow Fund and the monies and securities therein as a financial intermediary or securities intermediary, as the case may be, for Bondholder, as entitlement holder. Escrow Agent confirms that (i) the Escrow Fund is a “securities account” as such term is defined in §8-501 of the applicable UCC; (ii) Escrow Agent shall, subject to the terms of this Escrow Agreement, treat Bondholder as entitled to exercise the rights that comprise any financial asset credited to the Escrow Fund; (iii) all property delivered to Escrow Agent for deposit into the Escrow Fund will be promptly credited to the Escrow Fund; and (iv) all securities and other property underlying any financial assets credited to the Escrow Fund shall be registered in the name of Escrow Agent, indorsed to Escrow Agent or in blank or credited to another securities account maintained in the name of Escrow Agent, and in no case will any financial asset credited to the Escrow Fund be registered in the name of Lessee, payable to the order of Lessee or specially indorsed to Lessee. Escrow Agent agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Escrow Fund shall be treated as a “financial asset” within the meaning of § 8-1 02(a)(9) of the UCC. If at any time Escrow Agent shall receive an “entitlement order” (within the meaning of §8-102(a)(8) of the UCC) issued by Bondholder and relating to the Escrow Fund, Escrow Agent shall comply with such entitlement order without further consent by Lessee or any other person.

Section 3.02. Moneys held by Escrow Agent hereunder shall be invested and reinvested by Escrow Agent upon order of Lessee only in Qualified Investments, as defined in Section 3.05. Such investments shall be registered in the name of Escrow Agent and held by Escrow Agent for the benefit of Bondholder, Issuer and Lessee. With the approval of Lessee, Escrow Agent may purchase or sell to itself or any affiliate, as principal or agent, investments authorized by this Article. Such investments and reinvestments shall be made giving full consideration for the time at which funds are required to be available. All purchases and sales of Qualified Investments shall be at market.

Section 3.03. Escrow Agent shall, without further direction from Lessee, sell such investments as and when required to make any payment from the Escrow Fund. Any income received on such investments shall be credited to the Escrow Fund.

Section 3.04. Escrow Agent shall furnish to Lessee and Bondholder reports accounting for all investments and interest and income therefrom. Such accounting shall be furnished no less frequently than every three months and upon request of Bondholder or Lessee. None of Bondholder, Issuer or Escrow Agent shall be responsible or liable for any loss suffered in connection with any investment of moneys made by Escrow Agent in accordance with this Article (other than Escrow Agent in its capacity as obligor under any Qualified Investment). In the event funds in the Escrow Fund are insufficient to pay the Project Costs, Lessee shall deposit additional funds in the Escrow Fund to be disbursed in accordance with the provisions hereof, and such additional funds deposited by Lessee shall be disbursed from the Escrow Fund before any other funds held in the Escrow Fund.

Section 3.05. As used in this Agreement, the term “Qualified Investments” means any of the following classes of securities, to the extent to which investment in such securities is permitted under Georgia law: (a) securities which are general obligations of or are guaranteed as to the payment of principal and interest by the United States of America; (b) obligations, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following: Federal Home Lease Bank System, Government National Mortgage Association, Farmers Home Administration, Federal Home Lease Mortgage Corporation or Federal Housing Administration; (c) commercial paper issued by corporations organized under the laws of a state of the United States which is rated in the highest rating category by Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., or Moody’s Investors Service, Inc.; or (d) certificates of deposit issued by or other forms of deposit in any national or state bank to extent that such deposits are fully insured by the Federal Deposit Insurance Corporation or any successor agency which is backed by the full faith and credit of the United States. By execution of this Agreement, Lessee also consents to the investment and reinvestment by the Escrow Agent of any moneys held as part of the Escrow Fund in shares of a money market fund (including a money market fund for which Escrow Agent and its affiliates provide advisory, custodial, administrative or similar services and receives fees), provided: (x) the money market fund is registered under the Investment Company Act of 1940; (y) the money market fund has been rated by a nationally recognized statistical rating organization in one of that organization’s three highest mutual fund rating categories; and (z) the money market fund’s investments are limited to those Qualified Investments listed in (a), (b) or (c) above. Derivative products are not “Qualified Investments.”

ARTICLE 4

ESCROW AGENT’S AUTHORITY; INDEMNIFICATION

Section 4.01. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited with it, nor as to the identity, authority or right of any person executing the same; and its duties hereunder shall be limited to those specifically provided herein.

Section 4.02. Unless Escrow Agent is guilty of negligence or misconduct with regard to its duties hereunder, Lessee hereby agrees to indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense, fees or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify Escrow Agent against any and all expenses, including reasonable attorneys’ fees and the cost of defending any action, suit or proceeding or resisting any claim. Escrow Agent shall be vested with a lien on all property deposited hereunder for indemnification, for reasonable attorneys’ fees, court costs, for any suit, interpleader or otherwise, or any other expenses, fees or charges of any character or nature, which may be incurred by Escrow Agent by reason of disputes arising among Lessee, Issuer and Bondholder as to the correct interpretation of the Lease Agreement or this Agreement and instructions given to Escrow Agent hereunder, or otherwise, with the right of Escrow Agent, regardless of the instructions aforesaid, to hold the said property until and unless said additional expenses, fees and charges shall be fully paid.

Section 4.03. If Lessee, Issuer or Bondholder shall be in disagreement about the interpretation of the Lease Agreement or this Agreement, or about the rights and obligations, or the propriety of any action contemplated by Escrow Agent hereunder, Escrow Agent may, but shall not be required to, file an appropriate civil action to resolve the disagreement. Escrow Agent shall be indemnified by Lessee for all costs, including reasonable attorneys’ fees, in connection with such civil action, and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in such action is received.

Section 4.04. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection with the opinion of such counsel. Escrow Agent shall otherwise not be liable for any mistakes of facts or errors of judgment, or for any acts or omissions of any kind unless caused by its negligence or misconduct.

ARTICLE 5

ESCROW AGENT’S COMPENSATION

Escrow Agent’s compensation for the services to be rendered hereunder is set forth in Exhibit B hereto. Lessee hereby agrees to pay the initial annual administration fee upon execution of this Agreement. Lessee hereby agrees to pay and/or reimburse Escrow Agent upon request for all expenses, disbursements and advances, ongoing annual administration fees, investment fees or other charges, including reasonable attorneys’ fees, incurred or made by it in connection with carrying out its duties hereunder and such fees and charges may be deducted from investment earnings on the Escrow Fund.

ARTICLE 6

CHANGE OF ESCROW AGENT

Section 6.01. A national banking association located in the United States or a state bank or trust company organized under the laws of a state of the United States, qualified as a depository of public funds, may be substituted to act as Escrow Agent under this Agreement upon agreement of Issuer, Lessee and Bondholder. Such substitution shall not be deemed to affect the rights or obligations of the parties. Upon any such substitution, Escrow Agent agrees to assign to such substitute Escrow Agent its rights under this Agreement.

Section 6.02. Escrow Agent or any successor may at any time resign by giving mailed notice to Lessee and Bondholder of its intention to resign and of the proposed date of resignation, which shall be a date not less than 30 days after such notice is deposited in the United States mail with postage fully prepaid, unless an earlier resignation date and the appointment of a successor Escrow Agent shall have been or are approved by Lessee, Issuer and Bondholder.

Section 6.03. Escrow Agent may appoint an agent to exercise any of the powers, rights or remedies granted to Escrow Agent under this Agreement, and to hold title to property or to take any other action which may be desirable or necessary.

ARTICLE 7

ADMINISTRATIVE PROVISIONS

Section 7.01. Escrow Agent shall keep complete and accurate records of all moneys received and disbursed under this Agreement, which shall be available for inspection by Lessee, Issuer or Bondholder, or the agent of any of them, at any time during regular business hours.

Section 7.02. All notices, certificates, requests, demands and other communications provided for hereunder shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed to Bondholder, Lessee and Issuer at their respective address set forth in the Lease Agreement and to Escrow Agent at its address as set forth below and, if telecopied, transmitted to Bondholder, Lessee and Issuer at their respective telecopier number and to Escrow Agent at its telecopier number set forth below or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

Escrow Agent:	Marshall & Ilsley Trust Company, N.A.
651 Nicollet Mall – Suite 301
Minneapolis, MN 55402
Telephone: (612) 904-8320
Telecopier: (612) 904-8008

Section 7.03. This Agreement shall be construed and governed in accordance with the laws of the State of Georgia.

Section 7.04. Any provisions of this Agreement found to be prohibited by law shall be ineffective only to the extent of such prohibition, and shall not invalidate the remainder of this Agreement or the Lease Agreement.

Section 7.05. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Specifically, as used herein the term “Bondholder” means any person or entity to whom Bondholder has assigned its right to receive payments under the Lease Agreement and any payments due to Bondholder hereunder from after the date when a duplicate original of such assignment is filed with Escrow Agent.

Section 7.06. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement.

Section 7.07. This Agreement shall terminate upon disbursement by Escrow Agent of all moneys held by it hereunder.

Section 7.08. This Agreement (and, with respect to Bondholder, Issuer and Lessee, together with the Lease Agreement) constitutes the entire agreement of the parties relating to the subject matter hereof.

Section 7.09. To the extent permitted by law, the terms of this Agreement shall not be waived altered, modified, supplemented or amended in any manner whatsoever except by written instrument signed by the parties hereto, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Lessee and Bondholder may agree to amend the date specified in Section 2.03 to a date no more than three years after the closing. Such amendment shall be effected by written agreement signed by Lessee and Bondholder in the form of Exhibit C hereto. Issuer’s and Escrow Agent’s consent to the amendment referred to in this paragraph shall not be required.

Section 7.10. LENDER, ISSUER, BORROWER AND ESCROW AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS, ANY DEALINGS AMONG LENDER, ISSUER, BORROWER AND ESCROW AGENT RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG LENDER, ISSUER, BORROWER AND ESCROW AGENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTIONS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Escrow Agent:

/s/David Preiner

By: MARSHALL & ILSLEY TRUST COMPANY, N.A.

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Bondholder:

GE GOVERNMENT FINANCE, Inc.

By: /s/ Phil Long

Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Issuer:

DEVELOPMENT
AUTHORITY OF
JEFFERSON, GEORGIA

By: /s/ Ronald S. Bond
    Chairman

 [SIGNATURES CONTINUE ON FOLLOWING PAGE]

Lessee:

SYX DISTRIBUTION INC.

By: /s/ Lawrence P. Reinhold
   Vice President and Treasurer

Exhibit A to Escrow Agreement

FORM OF PAYMENT REQUEST FORM

Payment Request Form No. _____

SYX Distribution Inc., as borrower (“Lessee”) under that certain Lease Agreement dated as of September 1, 2010 (the “Lease Agreement”), by and among the Development Authority of Jefferson, Georgia (“Issuer”), GE Government Finance, Inc. (“Bondholder”) and Lessee, hereby requests Marshall & Ilsley Trust Company, N.A., as escrow agent (“Escrow Agent”) under the Escrow Agreement dated as of September 1, 2010 (the “Escrow Agreement”) among Escrow Agent, Bondholder, Issuer and Lessee, to make payment from the Escrow Fund (as defined in the Escrow Agreement) to the following party or parties, at the addresses set forth below:

Payee	Address	Amount To Be Paid	Cost of Issuance or Project Description

In connection therewith, the undersigned officer of Lessee hereby certifies as follows:

1. All of the provisions of the Lease Agreement are incorporated herein by reference and capitalized terms used herein and not defined shall have the meanings assigned to them in the Lease Agreement.

2. Either (check one or more)

_____ This Payment Request Form relates to costs of issuance of the Bond in the amount of $

_____ This Payment Request Form relates to funds to be use to pay costs of additional equipment that comprises a portion of the Project described in the Lease Agreement; such equipment has been delivered to the site of the Project, tested and inspected by, and accepted by Lessee.

3. The payments to be made to the payees set forth above are for either the costs of issuance or the Project Costs described above, or reimbursement to Lessee therefor, and the payments have not been the basis for a prior request which has been paid, and the amount remaining in the Escrow Fund is sufficient to pay the remaining Project Costs.

4. All of Lessee’s representations, covenants and warranties contained in the Lease Agreement and Lessee’s Tax Compliance Certificate (which is attached to Issuer’s Tax Compliance Certificate) were true and accurate in all material respects as of the date made, and remain true and accurate in all material respects as of the date of this Payment Request Form, and Lessee has fully and satisfactorily performed all of its covenants and obligations to date required under the Lease Agreement and the Tax Compliance Certificate. No Default or Event of Default has occurred under the Lease Agreement. All of the conditions contained in Article III of the Lease Agreement have been satisfied.

5. Lessee understands that Bondholder is relying on the certifications herein with regard to and in connection with approving the disbursement requested hereby.

6. Please indicate if this Payment Request Form relates to the final disbursement from the Escrow Fund: ____ Yes ___ No.

If this Payment Request Form relates to the final disbursement from the Escrow Fund, Lessee and Bondholder hereby instruct Escrow Agent to disburse to Bondholder the remaining moneys held in the Escrow Fund to be applied to prepay the Lease as set forth in Section 2.07 of the Lease Agreement.

7. Please indicate if this Payment Request Form reimburses Lessee for any payment orpayments previously made by Lessee: __Yes __No.

If this Payment Request Form requests such a reimbursement, the payment or payments for any obligations originally paid by Lessee, for federal income tax purposes, was after __, ____.

8. Lessee attaches hereto the following items:

(a) invoices and/or bills of sale relating to the Project and, if such invoices have been paid by Issuer or Lessee, evidence of payment thereof. As provided in Section 12.07 of the Lease Agreement, upon execution of this Payment Request Form by Lessee and Bondholder, Exhibit A to Lease Agreement shall be amended to include the specific equipment listings and descriptions contained in the invoices and/or bills of sale attached hereto. If this request for payment relates to any vehicle subject to certificate of title laws, attached hereto is the manufacturer’s statement of origin (MSO) and the title application naming GE Government Finance, Inc. as first lienholder;

(b) the list of the Project attached to the Lease Agreement, upon which Lessee has indicated those particular portions of the Project that relate to this Payment Request Form; and

A-2

(c) an insurance certificate in the form required by the Lease Agreement if such insurance certificate has not been previously provided by Lessee to Bondholder.

LESSEE:

SYX DISTRIBUTION, INC.

By:___________________________

Title:__________________________

Date:__________________________

APPROVED BY LENDER:

GE GOVERNMENT FINANCE, INC.

By:____________________________

Title:___________________________

Date:___________________________

Attachments:
1. Invoices
2. Marked List of Project
3. Insurance Certificate (if not previously provided)

A-3

Exhibit B to Escrow Agreement

SCHEDULE OF ESCROW AGENT’S FEES

Exhibit C to Escrow Agreement

FORM OF AMENDMENT

This Amendment to Escrow Agreement is dated as of  __, 20__ (this “Amendment”) by and between ,as assignee of GE Government Finance, Inc. (“Bondholder”), and SYX Distribution Inc. “Lessee”).

RECITALS

A. GE Government Finance, Inc. (“GEGF”), Lessee, the Development Authority of

Jefferson, Georgia (“Issuer”) and Marshall & Ilsley Trust Company, N.A. (“Escrow Agent”) have entered into an Escrow Agreement dated as of September 1, 2010 (the “Agreement”). GEGF assigned its rights under the Agreement to Bondholder, and Bondholder appointed GEGF as its servicer.

B. Pursuant to Section 7.09 of the Agreement, Bondholder and Lessee may, without the consent of Issuer or Escrow Agent, amend the date specified in Section 2.03 of the Agreement to a date no more than three years after the date of closing.

C. Bondholder and Lessee desire to amend the date specified in Section 2.03 of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, it is hereby agreed as follows:

1. Bondholder and Lessee amend Section 2.03 of the Agreement by replacing the “________, ____” as it appears in the second sentence thereof with the date“ _____ ___, _____.”

2. In consideration for the administrative work incurred in connection with the extension granted hereby, Lessee agrees to pay GEGF an administrative fee in the sum of $250. By delivery of a copy of this Amendment to Escrow Agent, Escrow Agent is instructed to disburse $250 to GEGF from the investment earnings in the Escrow Fund.

3. This Amendment shall become effective only upon execution hereof by duly authorized officers or representatives of Bondholder and Lessee.

4. All other terms and conditions of the Agreement not specifically amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed by Bondholder and Lessee.

5. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in their respective corporate names by their duly authorized officers, all as of the date first written above.

Bondholder:

[GE GOVERNMENT FINANCE, INC.]

By:_________________________________

Title:________________________________

Lessee:

SYX DISTRIBUTION INC.

By:_________________________________

Title:________________________________

C-2